Benefit Plans - Schedule of Employee Stock Ownership Plan (ESOP) Disclosures (Detail) (USD $)	Jun. 30, 2014	Jun. 30, 2013
Compensation And Retirement Disclosure [Abstract]
Allocated shares	1,113,602	989,049
Total shares distributed due to employee resignations/terminations	159,514	138,657
Shares committed to be released	84,660	84,594
Unearned shares	387,924	533,400
Total ESOP Shares	1,745,700	1,745,700
Fair value of unearned shares	$ 5,873,169	$ 5,595,366